SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 25, 1999

                                BSB BANCORP, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-17177                     16-1327860
     --------                       -------                     ----------
  (State or other          (Commission File Number)            (IRS Employer
  jurisdiction of                                           Identification No.)
  incorporation)

58-68 Exchange Street, Binghamton, NY                              13902
-------------------------------------                              -----
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code: (607) 779-2492
                                                    --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On January 25, 1999, BSB Bancorp, Inc. ("BSB Bancorp") announced that it had entered into an Agreement and Plan of Merger (the "Agreement") with Skaneateles Bancorp, Inc. ("SKAN"), which provides for the acquisition by BSB Bancorp of SKAN in a tax-free, stock-for-stock exchange (the "Merger"). The Merger is subject to certain conditions, including approval by the SKAN shareholders and the receipt of required regulatory approvals. In connection with the Agreement, BSB Bancorp and SKAN entered into an Option Agreement (the "Option Agreement") pursuant to which SKAN granted BSB Bancorp an option, exercisable under certain circumstances, to purchase an aggregate of 290,142 newly issued shares of common stock, par value $.01 per share, of SKAN

      The Agreement (including exhibits thereto) and the Option Agreement are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated by reference herein. BSB Bancorp issued a press release on January 25, 1999 describing the execution of the Agreement with SKAN. Such press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits

          Exhibit No.   Description
          -----------   -----------

          2.1 Agreement and Plan of Merger, dated as of January 25, 1999, by and between BSB Bancorp, Inc. and Skaneateles Bancorp, Inc.

          2.2 Option Agreement, dated as of January 25, 1999, by and between Skaneateles Bancorp, Inc. and BSB Bancorp, Inc. (filed as an attachment to Exhibit 2.1)

          99.1          Press Release of BSB Bancorp, Inc. dated January 25,
                        1999.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BSB BANCORP, INC.


Date:  February 2, 1999             By: /s/ ALEX S. DEPERSIS
                                        -------------------------------------
                                        Alex S. DePersis
                                        President and Chief Executive Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                 EXHIBIT DESCRIPTION                              PAGE
------                 -------------------                              ----

   2.1 Agreement and Plan of Merger, dated as of January 25, 1999, by and between BSB Bancorp, Inc. and
                  Skaneateles Bancorp, Inc.

   2.2 Option Agreement, dated as of January 25, 1999, by and between Skaneateles Bancorp, Inc. and BSB
                  Bancorp, Inc. (filed as an attachment to Exhibit
                  2.1)

  99.1            Press Release of BSB Bancorp, Inc. dated January 25,
                  1999.